Filed pursuant to Rule 497(e)
under the Securities Act of 1933, as amended
File Registration No.: 33-65632

SCHRODER SERIES TRUST

Supplement dated August 8, 2014 to
the Prospectus and Statement of Additional Information dated March 1, 2014 for the

Schroder Total Return Fixed Income Fund (the “Fund”)

The following supplements the Fund’s Prospectus (the “Prospectus”) and Statement of Additional Information (“SAI”) to reflect the resignation of Portfolio Manager Tony Hui and Greg T. Moore’s transition from Portfolio Manager to Head of Trading, Americas Fixed Income.

The Prospectus and SAI are hereby revised to remove all references to Tony Hui and Gregg. T. Moore.  Wesley A. Sparks, David Harris, Chris Ames and Ryan Mostafa will be continuing as Portfolio Managers of the Fund.

PRO-SUP-8-2014